California First Leasing Corporation ________________________________________________ __

Interim Report to Shareholders
First Quarter Ended September 30, 2025

California First Leasing Corporation, (OTCQX: CFNB, “Company”), headquartered in Newport Beach, California, is an internally managed non-diversified closed-end investment company registered under the Investment Company Act of 1940, as amended. The Company invests in public equities and other investments to generate capital appreciation and maximize current income, while retaining the balance of its lease portfolio.

This interim report for the quarter ended September 30, 2025, prepared by management without audit, provides an update to the annual report for the fiscal year ended June 30, 2025. Accordingly, it does not contain all information required to meet annual or semiannual disclosure obligations and should be reviewed in conjunction with the annual report filed with the Securities and Exchange Commission and available on the Company’s website at https://www.calfirstlease.com/investor. The Company’s quarterly earnings and net asset value per share can fluctuate widely due to including gains and losses on equity securities that are determined based on stock prices on the last day of a fiscal quarter.

Selected Financial Data

Income Statement Data	Three months ended September 30, 2025	2024
Dividend and interest income	$ 1,071,741	$ 1,237,908
Lease income	274,202	3,136,910
Total investment and lease income	$ 1,347,968	4,376,842
Operating expenses	570,284	552,261
Net Investment and lease income	$ 1,345,943	$ 3,822,556
Net realized gain on sale of investments	21,959	898,947
Increase in unrealized appreciation of securities	20,147,270	562,751
Less: Income taxes	5,760,190	1,197,000
Net earnings	$ 15,733,023	$ 3,188,307

Balance Sheet Data	At Quarter End 9/30/2025	9/30/2024	At Year End 6/30/2025
Short-term investments	$ 22,235,666	$ 24,946,926	$ 32,812,205
Equity securities	273,106,453	229,870,658	240,517,313
Lease and loan assets	5,345,863	10,233,277	7,007,803
Total Assets	301,927,652	267,063,201	281,543,198
Shareholders' equity (NAV)	$ 271,940,598	$ 246,746,110	$ 256,755,902
Beginning Net Asset Value (NAV) per share	$ 28.59	$ 26.07	$ 26.07
Net earnings per share	1.69	0.44	2.18
Dividends paid per share	0.00	0.00	0.00
Net gain on share repurchase	0.00	0.00	0.34
Net Asset Value per share, end of period	$ 30.28	$ 26.51	$ 28.59
Common shares outstanding.	8,979,387	9,309,387	8,979,387

Equity Investment Portfolio
The distribution of equity securities and gains or losses by segment at September 30, and June 30, 2025 is summarized below.

California First Leasing Corporation	Interim Report as of September 30,2025

Statement of Investments -- September 30, 2025

Common Stocks-- 94.47%	Description	Shares		Value
Auto & Truck Dealerships-- 1.25%	LITHIA MTRS INC	10,759	$	3,399,844
Auto Parts-- 1.32%	ALLISON TRANSMISSION	42,290		3,589,575
Banks - Diversified-- 6.02%	WELLS FARGO & CO NEW	106,400		8,918,448
	BANK OF AMERICA CORP	117,500		6,061,825
	JPMORGAN CHASE & CO	4,380		1,381,583
				16,361,856
Banks - Regional-- 0.68%	BANCORP INC DEL (1)	24,701		1,849,858
Capital Markets-- 6.79%	GOLDMAN SACHS GROUP INC	23,200		18,475,320
Credit Services-- 1.58%	PAYPAL HOLDINGS INC (1)	55,550		3,725,183
	CREDIT ACCEPTANCE CORP (1)	1,220		569,655
				4,294,838
Education & Training Services-- 0.92%	STRIDE INC (1)	16,885		2,514,852
Engineering & Construction-- 3.78%	COMFORT SYS USA INC	8,720		7,195,570
	EMCOR GROUP INC	4,748		3,084,016
				10,279,586
Entertainment-- 1.17%	NETFLIX.COM INC (1)	2,650		3,177,138
Footwear & Accessories-- 0.98%	ON HOLDING AG (1)	63,100		2,672,285
Healthcare Plans-- 3.57%	THE CIGNA GROUP	30,710		8,852,158
	UNITEDHEALTH GROUP	2,489		859,452
				9,711,609
Information Tech Services-- 1.34%	LEIDOS HOLDINGS INC	19,231		3,633,890
Insurance - Diversified-- 0.62%	BERKSHIRE HATHAWAY INC (1)	3,364		1,691,217
Insurance - Reinsurance-- 1.00%	EVEREST GROUP LTD	7,740		2,710,780
Internet Content & Information-- 14.90%	ALPHABET INC VOTING	105,100		25,549,810
	META PLATFORMS INC	17,739		13,027,167
	FIVERR INTL LTD (1)	79,610		1,943,280
				40,520,257
Internet Retail-- 0.32%	ALIBABA GRP HLDG LTD ADR	4,900		875,777
Medical Instruments & Supplies-- 1.90%	ALIGN TECH INC (1)	41,260		5,166,577
Oil & Gas Equipment & Services-- 1.63%	SCHLUMBERGER LTD	129,000		4,433,730
Oil & Gas Integrated--6.67	EXXON MOBIL CORP	160,800		18,130,200
Resorts & Casinos-- 1.30%	VAIL RESORTS INC	23,708		3,546,006
Scientific & Technical Instrmts-- 1.23%	ITRON INC (1)	26,950		3,356,892
Semiconductor Equip & Materials-- 6.99%	APPLIED MATERIALS INC	92,836		19,007,243
Semiconductors-- 19.91%	MICRON TECHNOLOGY INC	86,400		14,456,448
	MARVELL TECHNOLOGY INC	130,800		10,996,356
	TAIWAN SEMICONDUCTOR	36,550		10,208,050
	QUALCOMM INC	58,650		9,757,014
	ADVANCED MICRO (1)	54,000		8,736,660
				54,154,528
Software - Infrastructure-- 3.90%	ZETA GLOBAL HOLDINGS (1)	201,163		3,997,109
	TWILIO INC (1)	36,200		3,623,258
	DIGITALOCEAN HOLDINGS (1)	87,600		2,992,416
				10,612,783
Specialty Chemicals-- 1.55%	DUPONT DE NEMOURS	53,940		4,201,926
Telecom Services-- 1.25%	CHARTER COMMUNICATIONS (1)	12,382		3,406,350
Thermal Coal-- 0.87%	CORE NAT RES INC	28,200		2,354,136
Tobacco-- 1.02%	BRITISH AMERN TOB PLC	52,500		2,786,700
	Total Common Stocks (cost: $153,418,324)		$	256,915,752
Exchange Traded Funds-- 5.95%				
Small-Cap Core-- 2.64%	ISHARES RUSSELL 2000 ETF	29,705	$	7,187,422
Commodities-- 3.31%	ISHARES ETHEREUM TR ETF (1)	192,900		6,078,279
	ISHARES BITCOIN TR ETF (1)	45,000		2,925,000
	Exchange-Traded Funds (cost: $15,457,578)		$	16,190,701
Short-term investments--8.15%	JP Morgan Prime Money Mkt Fund (4.14%)*		$	18,387,362
	Fidelity MM Treasury Portfolio (4.05%) *			3,784,300
	Short-term investments (cost:$22,171,662)		$	22,171,662
	TOTAL INVESTMENTS (cost: $168,875,902)		$	295,278,115
	Net Assets at September 30, 2025		$	271,940,598

(1) Non-income producing security

* Rate is the annualized seven-day yield of fund at period end